Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                         9/15/04


        Blended Coupon                               4.2981%


        Excess Protection Level
          3 Month Average   7.32%
            June, 2001   6.87%
            May, 2001   7.62%
            April, 2001   7.48%


        Cash Yield                                  18.98%


        Investor Charge Offs                         5.67%


        Base Rate                                    6.44%


        Over 30 Day Delinquency                      4.78%


        Seller's Interest                            8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,631,211,247.25